UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

VOXX INTERNATIONAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28839	13-1964841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2351 J. Lawson Boulevard
Orlando, Florida		32824
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 645-7750

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 20, 2023, the following matters were voted upon and approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)
The election of eight members to the Board of Directors;
(2)
Approval by a Non-Binding Advisory Vote to approve compensation by the Company to Certain Executive Officers;
(3)
Approval by a Non-Binding Advisory Vote on frequency of Say-On-Pay Vote; and
(4)
The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024.

1. Election of Directors:

Class A Director's Name	Votes For	Votes Withheld	Broker Non-Votes
			4,056,857
Denise Waund Gibson	6,280,180	2,073,583
John Adamovich, Jr.	6,219,534	2,134,229
Steve Downing	6,357,587	1,996,176

Class A & B Director's Name	Votes For	Votes Withheld	Broker Non-Votes
			4,056,857
John J. Shalam	28,964,317	1,998,986
Patrick M. Lavelle	29,040,675	1,922,628
Charles M. Stoehr	28,860,379	2,102,924
Ari M. Shalam	28,732,579	2,230,724
Beat Kahli	28,968,095	1,995,208

2. Approval by a Non-Binding Advisory Vote, to Approve the Compensation by the Company to Certain Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,712,741	186,057	64,505	4,056,857

3. Approval, by a Non-Binding Advisory Vote, on Frequency of Say-On-Pay Vote:

Every Year	Every Two Years	Every Three Years	Abstentions
4,302,099	23,314	26,616,289	21,601

Accordingly, a plurality (the largest number) of votes cast in the advisory vote on the frequency of future “say-on-pay” votes was for such vote to occur “every three years,” supporting the Board’s recommendation that an advisory say-on-pay stockholder vote be included in the Company’s proxy statement for, and voted on by stockholders at a meeting of stockholders every three years. No later than December 18, 2023, the Company will disclose by amendment to this Current Report on Form 8-K (pursuant to Item 5.07 (d) of Form 8-K) the decision of the Board of Directors in light of this advisory vote as to how frequently the Company will include a “say-on-pay” advisory stockholder vote in its future proxy materials.

4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024:

Votes For	Votes Against	Votes Abstained
34,933,761	73,842	12,557

Item 7.01 Regulation FD Disclosure.

On July 20, 2023, during the Company’s Annual Meeting of Shareholders, Ari Shalam, Co-Vice Chair of the Board, made remarks to the Company’s shareholders and invited guests, and a question-and-answer period followed. A transcript of Mr. Ari Shalam’s remarks, and the question-and-answer period, is attached to this Form 8-K as Exhibit 99.1.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Transcript of Co-Vice Chairman's remarks made and Question and Answer period during Shareholders' Meeting (filed herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date:	July 26, 2023	By:	/s/ Charles M. Stoehr
Charles M. Stoehr Senior Vice President and Chief Financial Officer